UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2026
THE TRADE DESK, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37879	27-1887399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
42 N. Chestnut Street
Ventura, California 93001
(Address of principal executive offices) (Zip Code)
(805) 585-3434
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.000001 per share	TTD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 14, 2026, upon the recommendation of the compensation committee (the “Compensation Committee”) of the board of directors (the “Board”) of The Trade Desk, Inc. (the “Company”), the Board approved the grant of a performance-based stock option (the “Performance Option”) to Jeff Green, the Company’s Chief Executive Officer and a member of the Board. Mr. Green recused himself from the vote. Under the Performance Option, if specified target goals for the per share price of the Company’s Class A Common Stock, par value $0.000001 per share (the “Class A Common Stock”), are achieved (the goals range from $18.00 per share to $105.00 per share, as set forth in the table below), and certain other vesting conditions are satisfied, Mr. Green may purchase up to an aggregate of 7,000,000 shares of Class A Common Stock. The exercise price for the Performance Option is $14.97 per share, which was the closing price of the Class A Common Stock on September 14, 2026, the grant date of the Performance Option.

In considering the Performance Option, the Board recognized the pivotal role Mr. Green plays in the Company’s success, and wanted to create a long-term, stockholder-aligned incentive to further align his interests with stockholder interests. As a result, the Performance Option only vests if the Company’s stock reaches the stock price targets over a 20-consecutive-trading-day period.

The Performance Option was granted under the Company’s 2025 Incentive Award Plan (the “Plan”). Shares subject to the Performance Option become exercisable and vested (the “Eligible Option Shares”) in seven tranches over a ten-year term to the extent that the average closing price per share of the Class A Common Stock on the Nasdaq Global Market measured over any 20-consecutive-trading-day period equals or exceeds the applicable per-share stock price following certification by the Board, as set forth in the following table, subject to adjustment for dividends, stock splits, combinations, reorganizations, reclassifications, or similar events (the “Stock Price Achievements”):

Vesting Tranche	Stock Price Achievement Vesting Condition	Number of Shares Subject to Option
1	$18.00	1,200,000
2	$30.00	1,200,000
3	$45.00	1,200,000
4	$60.00	1,000,000
5	$75.00	800,000
6	$90.00	800,000
7	$105.00	800,000

The Stock Price Achievements were set up to be a bridge from the Company’s current stock price to the remaining targets set forth in Mr. Green’s outstanding performance-based stock option.

The Eligible Option Shares vest at each Vesting Tranche subject to Mr. Green’s continued service as the Company’s Chief Executive Officer as of the applicable vesting date or Mr. Green’s providing any other service to the Company that the Board at that time determines (in their sole discretion) to be sufficient if Mr. Green no longer serves as the Company’s Chief Executive Officer. In the event of a Change in Control (as defined in the Plan and as supplemented by the Performance Stock Option Award Agreement for the Performance Option (the “Award Agreement”) that occurs prior to the full vesting of the Performance Option, that number of Eligible Option Shares shall vest based on the per-share consideration for Class A Common Stock received in such Change in Control determined as set forth in the table above, as determined by the Board and with linear interpolation in the event such per-share consideration is between the levels in the table above, and any remaining unvested Eligible Option Shares shall be forfeited as of immediately prior to such Change in Control. In the event of a Qualifying Termination (as defined in the Award Agreement) that occurs prior to the full vesting of the Performance Option, the applicable vesting period shall continue for nine months from the date of the Qualifying Termination, with the Eligible Option Shares being eligible to vest in the event the applicable Stock Price goal is achieved during such extended vesting period, and any remaining unvested Eligible Option Shares shall be forfeited as of nine months following the Qualifying Termination. In the event of a material restatement of the Company’s financial statements during the Performance Option period, Eligible Option Shares shall be subject to a clawback at the Board’s discretion if then applicable law or the rules of the applicable listing exchange have clawback provisions and Mr. Green knowingly and intentionally engaged in gross misconduct that led to such restatement and if, as a result of such restatement, one or more Stock Price Achievements was achieved that otherwise would not have been achieved.

The Board retains the discretion (but not the obligation) to make additional equity grants to Mr. Green during the pendency of the Performance Option if the Board determines such action to be appropriate.

The foregoing descriptions of the Performance Option and Award Agreement do not purport to be complete and are qualified in their entirety by the full text of the Award Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2026.

Forward-looking Statements and Incorporation by Reference
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s executive compensation strategies, expectations, and intentions, the Company’s future performance, and general business conditions. Any forward-looking statements contained in this Current Report on Form 8-K are based upon the Company’s historical performance and its current plans, estimates, and expectations, and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent the Company’s expectations as of the date of this Current Report on Form 8-K, and involve risks, uncertainties, and assumptions. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond the control of the Company, including risks that the Company’s executive compensation strategies, expectations, and intentions may not have the expected results, risks regarding the Company’s future operating results and results of operations, and the risks and uncertainties disclosed in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Form 10-K and any subsequent filings on Forms 10-Q or 8-K, available at www.sec.gov. The Company does not intend to update any forward-looking statement contained in this Current Report on Form 8-K to reflect events or circumstances arising after the date hereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRADE DESK, INC.

Date: September 14, 2026	By:	/s/ Jay R. Grant
Jay R. Grant
Chief Legal Officer